UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026
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Commission File Number 001-43062
EquipmentShare.com Inc
(Exact Name of Registrant as Specified in Its Charter)
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Texas		47-2405753
(State of Incorporation)		(I.R.S. Employer Identification No.)
5710 Bull Run Dr Columbia, Missouri, 65201 (573) 299-5222
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000125 par value	EQPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On July 9, 2026, EquipmentShare.com Inc (the “Company”) issued a press release discussing a new repurchase program, which such release provided an update on the Company’s financial performance of the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The Company will provide its actual results for the quarter ended June 30, 2026 at the time of its second quarter earnings call.
The information included in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
Share Repurchase Program
On July 9, 2026, the Board of Directors (the “Board”) of the Company approved a share repurchase program with authorization to purchase up to an aggregate of $500 million of the Company’s Class A common stock with an expiration date of December 31, 2028.
Repurchases under the program may be made from time to time in the open market at prevailing market prices, in privately negotiated transactions, in block trades and through other legally permissible means, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market conditions and corporate needs. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. This program does not obligate the Company to acquire any particular amount of Class A common stock and may be modified, suspended or terminated at any time at the discretion of the Board.
2026 Outlook
Also on July 9, 2026, the Company announced it has raised its full-year 2026 financial expectations as follows:
Updated Full-Year 2026 Outlook
Supported by strong momentum heading into the second half of the fiscal year, EquipmentShare has raised its full-year 2026 financial expectations as follows:

	Year Ending		Year Ending
	December 31, 2026		December 31, 2026
($ in millions, except for full-service rental locations)	(Current Guidance)		(Prior Guidance)
	Low	High	Low	High
OEC(1)	$10,577	$11,627	$10,150	$11,200
Full-Service Rental Locations(2)	427	435	427	435
Total Revenue	$5,254	$5,682	$5,147	$5,575
Rental Segment(3) Revenue	$3,472	$3,748	$3,366	$3,642
OWN Program Payouts	$929	$985	$906	$962
Adjusted Core EBITDA(4)	$1,946	$2,058	$1,883	$1,995
Gross Rental Capex	$2,664	$2,886	$2,281	$2,503
Net Rental Capex	$980	$1,060	$839	$919
OWN Program % of OEC	55%	60%	55%	60%
________________
(1)Refers to Original Equipment Cost.
(2)The Company anticipates the total number of mature rental site locations within our Rental Segment to be 264 sites by the end of 2026, up from 186 for the year ended December 31, 2025.
(3)Refers to the Equipment Rental and Services Operations segment.
(4)Adjusted Core EBITDA is a non-GAAP measure. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures.
Includes $224 - $240 million of Sales Segment EBITDA.

Forward-Looking Statements
This Current Report on Form 8-K includes certain “forward-looking statements” for purposes of United States federal and state securities laws. Forward-looking statements are statements other than statements of historical fact and can be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements. which include statements regarding EquipmentShare's share repurchase program and guidance for the fiscal year, are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond EquipmentShare's control, including but not limited to, risks and uncertainties related to economic, market or business conditions, the construction equipment rental industry, our operational locations and the size of our managed fleet, the ability to execute on our expansion strategy, and other risks and uncertainties. For a further list and description of such risks and uncertainties, please refer to EquipmentShare's filings with the Securities and Exchange Commission available at www.sec.gov. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, EquipmentShare disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated July 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EquipmentShare.com Inc

Date:	July 9, 2026	By:	/s/ David Marquardt
		Name:	David Marquardt
		Title:	Chief Financial Officer and Chief Accounting Officer